Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of December 15, 2011, among MICHAELS STORES, INC., a Delaware corporation (the “Borrower”), the Lenders party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”).  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Borrower, the Lenders, the Administrative Agent, the Syndication Agent and the Co-Documentation Agents have entered into a Credit Agreement, dated as of October 31, 2006 (as amended, supplemented and/or otherwise modified to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, pursuant to Sections 2.16 and 10.01 of the Credit Agreement, the parties hereto wish to amend certain provisions of the Credit Agreement as provided herein, subject to the terms and conditions set forth below.

NOW, THEREFORE, it is agreed;

A.                                   Amendments to the Credit Agreement

1.             Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the definitions of “Applicable Rate”, “Class”, “Commitment”, “Extended Term Loans”, “Extension Amendment”, “Loan” and “Repricing Transaction” appearing in said Section in their entirety and (ii) inserting in appropriate alphabetical order the following new definitions:

“Applicable Rate” means a percentage per annum equal to (A) with respect to B-1 Term Loans, (i) in the case of Eurocurrency Rate Loans, 2.25% and (ii) in the case of Base Rate Loans, 1.25%, (B) with respect to B-2 Term Loans, (i) in the case of Eurocurrency Rate Loans, 4.50% and (ii) in the case of Base Rate Loans, 3.50% and (C) with respect to B-3 Term Loans, (i) in the case of Eurocurrency Rate Loans, 4.50% and (ii) in the case of Base Rate Loans, 3.50%, less, in each case under each of the preceding clauses (A), (B) and (C), if (but only if) the Moody’s Applicable Corporate Rating then most recently published is B1 or higher (with at least a stable outlook), 0.25%.  Any increase or decrease in the Applicable Rate resulting from a change in Moody’s Applicable Corporate Rating shall become effective as of the first Business Day immediately following the date the then most recent Moody’s Applicable Corporate Rating is published; provided that at the option of the Administrative Agent or the Required Lenders, no deduction shall apply (x) as of the first Business Day after the date on which Moody’s ceases to maintain or publish a Moody’s Applicable Corporate Rating (of any level), and shall continue not to apply to and including the date on which a new Moody’s Applicable Corporate Rating is so published (with any deduction as otherwise determined in accordance with this definition to apply thereafter), and (y) as of the first Business Day after an Event of Default under Section 8.01(a), (f) or (g) shall have occurred and be continuing, and shall continue not to apply to but excluding the date on which such Event of Default is cured or waived (with any deduction as otherwise determined in accordance with this definition to apply thereafter). It is understood and agreed that (v) the “Applicable Rate” (as defined herein immediately prior to giving effect to the First Amendment Effective Date) shall apply for all periods prior to the First Amendment Effective Date, (w) the “Applicable Rate” (as defined herein immediately after giving effect to the First Amendment Effective Date and prior to the Second Amendment Effective Date) shall apply for all periods on and after the First Amendment Effective Date and prior to the Second Amendment Effective Date, (x) the “Applicable Rate” (as defined herein immediately after giving effect to the Second Amendment Effective Date and prior to the Fourth Amendment Effective Date) shall apply for all periods on and after the Second Amendment Effective Date and prior to the Fourth Amendment Effective Date, (y) the “Applicable Rate” (as defined herein immediately after giving effect to the Fourth Amendment Effective Date) shall apply for all periods on and after the Fourth Amendment Effective Date and prior to the Fifth Amendment Effective Date and (z) the “Applicable Rate” (as defined herein immediately after giving effect to the Fifth Amendment Effective Date) shall apply for all periods on and after the Fifth Amendment Effective Date.  Notwithstanding the foregoing, (x) the Applicable Rate in respect of Extended Term Loans of any Extension Series or Refinancing Term Loans of any Refinancing Series shall be the applicable percentages per annum provided pursuant to the relevant Extension Amendment or Refinancing Amendment, as the case may be, and (y) the Applicable Rate of certain Loans shall be increased as, and to the extent, necessary to comply with the provisions of Section 2.16.

“B-3 Term Commitment” means, as to each Lender, its obligation to convert all or a portion of its Existing B-1 Term Loans into a B-3 Term Loan pursuant to Section 2.01(f) on the Fifth Amendment Effective Date in an aggregate principal amount equal to its B-3 Term Loan Extension Amount, as such amount may be adjusted from time to time in accordance with this Agreement.  On the Fifth Amendment Effective Date, the initial aggregate amount of the B-3 Term Commitments is $619,225,853.98.

“B-3 Term Lender” means, at any time, any Lender that has a B-3 Term Commitment or B-3 Term Loan at such time.

“B-3 Term Loan” has the meaning provided in Section 2.01(f).

“B-3 Term Loan Extension Amount” means, as to the Existing B-1 Term Loans of any Extending B-3 Term Lender, the product obtained by multiplying (x) the principal amount of such Lender’s Existing B-1 Term Loans subject to a B-3 Term Loan Extension Election by (y) a fraction, the numerator of which is the aggregate principal amount of all Existing B-1 Term Loans accepted for extension by the Borrower on the Fifth Amendment Effective Date and the denominator of which is the aggregate principal amount of all Existing B-1 Term Loans subject to B-3 Term Loan Extension Elections, as such resulting product may be modified by the Administrative Agent to account for rounding adjustments.  The Administrative Agent shall determine the final B-3 Term Loan Extension Amount of each Lender on the Fifth Amendment Effective Date and shall notify each such Lender of its B-3 Term Loan Extension Amount promptly following the Fifth Amendment Effective Date. All such determinations made by the Administrative Agent shall, absent manifest error, be final, conclusive and binding on the Borrower and the Lenders and the Administrative Agent shall have no liability to any Person with respect to such determination absent gross negligence or willful misconduct.

“B-3 Term Loan Extension Election” means an election by a Lender provided in accordance with the procedures set forth in the Fifth Amendment to have the B-3 Term Loan Extension Amount of its Existing B-1 Term Loan converted into a B-3 Term Loan pursuant to Section 2.01(f).

“Class” (a) when used with respect to Lenders, refers to whether such Lenders are B-1 Term Lenders, B-2 Term Lenders, B-3 Term Lenders, Refinancing Term Lenders for a given Refinancing Series of Refinancing Term Commitments or Refinancing Term Loans or Extending Term Lenders for a given Extension Series of Extended Term Commitments or Extended Term Loans, (b) when used with respect to Commitments, refers to whether such Commitments are Replacement Commitments, B-2 Term Commitments, B-3 Term Commitments, Refinancing Term Commitments of a given Refinancing Series or Extended Term Commitments of a given Extension Series and (c) when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are B-1 Term Loans, B-2 Term Loans, B-3 Term Loans, Refinancing Term Loans of a given Refinancing Series or Extended Term Loans of a given Extension Series.

“Commitment” means, as to each Lender, its Original Commitment, its New Commitment, its Replacement Commitment, its B-2 Term Commitment, its B-3 Term Commitment, its Refinancing Term Commitment of a given Refinancing Series or its Extended Term Commitment of a given Extension Series, as the context may require.

“Corrective Extension Amendment” has the meaning provided in Section 2.16.

“Existing B-1 Term Loan” means each B-1 Term Loan outstanding on the Fifth Amendment Effective Date (immediately prior to giving effect thereto).

“Extended Term Loans” has the meaning provided in Section 2.16 and, for purposes of the proviso contained in clause (ii) of the second sentence of Section 2.16(a), shall include (for the avoidance of doubt) the B-2 Term Loans and the B-3 Term Loans extended pursuant to the Fourth Amendment and Fifth Amendment, respectively, as existing “Extended Term Loans” outstanding pursuant to separate “Extension Series”.

“Extending B-3 Term Lender” mean any Lender that has submitted an executed B-3 Term Loan Extension Election with respect to all or a portion of its Existing B-1 Term Loans in accordance with the instructions provided on the signature page to the Fifth Amendment prior to the deadline specified in the Fifth Amendment.

“Extension Amendment” has the meaning provided in Section 2.16.  The Fifth Amendment constitutes an Extension Amendment for the purposes of this Agreement (including Section 10.24).

“Fifth Amendment” means the Fifth Amendment to this Agreement, dated as of December 15, 2011.

“Fifth Amendment Effective Date” has the meaning provided in the Fifth Amendment.

“Loan” means (a) the making of an Original Loan by a Lender to the Borrower pursuant to Section 2.01(a), (b) the making of an Additional New Loan by a Lender to the Borrower pursuant to Section 2.01(c), (c) the conversion of an Original Loan to a Converted New Loan by a Lender pursuant to Section 2.01(b), (d) the making of a Replacement Loan by a Lender to the Borrower pursuant to Section 2.01(d), (e) the conversion of all or a portion of an Existing Loan into a B-1 Term Loan by a Lender pursuant to Section 2.01(e)(i), (f) the conversion of all or a portion of an Existing Loan into a B-2 Term Loan by a Lender pursuant to Section 2.01(e)(ii), (g) the conversion of all or a portion of an Existing B-1 Term Loan into a B-3 Term Loan by a Lender pursuant to Section 2.01(f), (h) the making of a Refinancing Term Loan of a given Refinancing Series by a Lender or an Additional Lender to the Borrower pursuant to Section 2.15 and the applicable Refinancing Amendment and (i) the making of an Extended Term Loan of a given Extension Series by a Lender to the Borrower pursuant to Section 2.16 and the applicable Extension Amendment.  For the avoidance of doubt, on and after the Fifth Amendment Effective Date, the term “Loan” shall include each B-1 Term Loan, each B-2 Term Loan and each B-3 Term Loan.

“Repricing Transaction” means (1) the incurrence by the Borrower of any Indebtedness (including, without limitation, any new or additional term loans under this Agreement, whether incurred directly or by way of the conversion of B-3 Term Loans into a new tranche of replacement term loans under this Agreement) that is broadly marketed or syndicated to banks and other institutional investors in financings similar to the facilities provided for in this Agreement (i) having an Effective Yield for the respective Type of such Indebtedness that is less than the Effective Yield for B-3 Term Loans of the respective Type but excluding Indebtedness incurred in connection with a Change of Control, and (ii) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, outstanding principal of B-3 Term Loans or (2) any effective reduction in the Effective Yield for B-3 Term Loans (e.g., by way of amendment, waiver or otherwise).  Any such determination by the Administrative Agent as contemplated by preceding clauses (1) and (2) shall be conclusive and binding on all Lenders holding B-3 Term Loans.

2.             The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “and B-3 Term Loans” immediately after each instance of the text “B-2 Term Loans” appearing in said Section.

3.             Section 2.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing immediately before clause (e) of the first sentence of said Section and (ii) inserting the following text at the end of the first sentence of said Section:

“, and (f) on the Fifth Amendment Effective Date, a portion of the Existing B-1 Term Loan of each Extending B-3 Term Lender outstanding on such date shall be automatically converted on such date into a new term loan of such Lender hereunder denominated in Dollars in an aggregate principal amount equal to the B-3 Term Commitment of such Extending B-3 Term Lender (each such term loan, a “B-3 Term Loan” and, collectively, the “B-3 Term Loans”)”.

4.             Section 2.04 of the Credit Agreement is hereby amended by deleting the heading thereof and inserting the following text in lieu thereof:

“Special Provisions Relating to Conversions of Existing Loans into B-1 Term Loans and B-2 Term Loans and Existing B-1 Term Loans into B-3 Term Loans.”.

5.             Section 2.04 of the Credit Agreement is hereby further amended by amending subsection (a) thereof by (i) deleting the word “and” appearing at the end of clause (C) of said Section, (ii) deleting the period “(.)” at the end of clause (D) of said Section and inserting a semicolon “(;)” in lieu thereof, and (iii) inserting the following new clauses (E), (F) and (G) at the end of such Section:

“(E) on the Fifth Amendment Effective Date, (i) the conversion of Existing B-1 Term Loans into B-3 Term Loans pursuant to Section 2.01(f) shall apply ratably across each Type of “borrowing” of Existing B-1 Term Loans (based on the outstanding principal amount of each such “borrowing”), (ii) B-3 Term Loans shall be deemed made as Eurocurrency Rate Loans in an aggregate amount equal to the principal amount of the Existing B-1 Term Loans converted into B-3 Term Loans pursuant to Section 2.01(f) that were outstanding as Eurocurrency Rate Loans at the time of conversion (with such B-3 Term Loans subject to a given Interest Period to correspond in amount to the principal amount of the Existing B-1 Term Loans of the related Interest Period so converted), (iii) Interest Periods for the B-3 Term Loans described in clause (ii) above shall end on the same dates as the Interest Periods applicable to the corresponding Existing B-1 Loans described in clause (i) above, and the Eurocurrency Rates applicable to such B-3 Term Loans during such Interest Periods shall be the same as those applicable to the Existing B-1 Term Loans so converted, and (iv) B-3 Term Loans shall be deemed made as Base Rate Loans in an aggregate amount equal to the principal amount of Existing B-1 Term Loans converted into B-3 Term Loans pursuant to Section 2.01(f) that were outstanding as Base Rate Loans at the time of conversion (with such B-3 Term Loans subject to a given borrowing of Base Rate Loans to correspond in amount to the Existing B-1 Term Loans of the related borrowing so converted);

(F) each B-3 Term Loan shall continue to be entitled to all accrued and unpaid interest with respect to the Existing B-1 Term Loan from which such B-3 Term Loan was converted up to but excluding the Fifth Amendment Effective Date; and

(G) no conversion of outstanding Existing B-1 Term Loans into B-3 Term Loans pursuant to Section 2.01(f) shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.”.

6.             Section 2.04 of the Credit Agreement is hereby further amended by adding the following clause (c) at the end of said Section:

“(c)  On and after the Fifth Amendment Effective Date, each Lender which holds a Note shall be entitled to surrender such Note to the Borrower against delivery of a new Note completed in conformity with Section 2.11 evidencing the B-3 Term Loans into which the Existing B-1 Term Loans of such Lender were converted on the Fifth Amendment Effective Date; provided that if any such Note is not so surrendered, then from and after the Fifth Amendment Effective Date such Note shall be deemed to evidence the B-3 Term Loans into which the Existing B-1 Term Loans theretofore evidenced by such Note have been converted.”.

7.             Section 2.05(a) of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing before the text “(4)” in the proviso to the first sentence of clause (i) of said Section, (ii) inserting the text “and B-3 Term Loans (ratably among such Classes of Term Loans based on the outstanding principal amounts of the respective Classes)” immediately after the reference to “B-2 Term Loans” appearing in said Section and (iii) inserting the following new clause (5) before the period (“.”) at the end of the first sentence of clause (i) of said Section:

“; and (5) any prepayment of B-3 Term Loans made prior to the first anniversary date of the Fifth Amendment Effective Date in connection with a Repricing Transaction shall be accompanied by the payment of the fee described in Section 2.09(b).”.

8.             Section 2.06 of the Credit Agreement is hereby amended by inserting the following new clause (c) immediately following clause (b) of said Section:

                “(c) The B-3 Term Commitment of each B-3 Term Lender shall be automatically and permanently reduced to $0 upon the conversion of all or a portion of such B-3 Term Lender’s Existing B-1 Term Loans into B-3 Term Loans pursuant to Section 2.01(f).”.

9.             Section 2.07 of the Credit Agreement is hereby amended by (i) deleting clause (a) of said Section in its entirety and inserting the following new clause (a) in lieu thereof:

                “(a) The Borrower shall repay to the Administrative Agent for the ratable account of the B-1 Term Lenders on the date set forth below the aggregate principal amount of B-1 Term Loans as is set forth opposite such date below (as such scheduled amortization amount shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 or in connection with any Extension as provided in Section 2.16):

Date	Amount
October 31, 2013	$500,774,146.02

and (ii) inserting the following new clause (d) at the end of said Section:

                “(d) The Borrower shall repay to the Administrative Agent for the ratable account of the B-3 Term Lenders on the date set forth below the aggregate principal amount of B-3 Term Loans as is set forth opposite such date below (which scheduled amortization amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 or in connection with any Extension as provided in Section 2.16):

Date	Amount
July 31, 2016	$619,225,853.98

provided that, notwithstanding the foregoing, repayments of B-3 Term Loans shall in any event be required to be made on the Maturity Date therefor as provided in Section 2.07(c).”.

10.           Section 2.09(b) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 2.09(b) in lieu thereof:

“(b)         At the time of the effectiveness of any Repricing Transaction that is consummated prior to the first anniversary of the Fifth Amendment Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with outstanding B-3 Term Loans (including each Lender that withholds its consent to such Repricing Transaction and is replaced as a Non-Consenting Lender under Section 3.07), a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (1) of the definition thereof, the aggregate principal amount of all B-3 Term Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (2) of the definition thereof, the aggregate principal amount of all B-3 Term Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Transaction.  Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”.

11.           Section 2.16 of the Credit Agreement is hereby amended by (i) deleting the text “with respect any new Extended Term Loans, Extended Term Loans of another Extension Series remain outstanding” appearing in the proviso to subclause (ii) in the second sentence of clause (a) of said Section and inserting the text “with respect to any new Extended Term Loans, Extended Term Loans of another Extension Series remain outstanding (including any B-2 Term Loans and B-3 Term Loans)” in lieu thereof and (ii) inserting the text “(or such shorter period as shall be acceptable to the Administrative Agent in any given case)” after the text “at least five (5) Business Days prior to the date on which Lenders under the Existing Term Tranche are requested to respond” appearing in the first sentence of Section 2.16(b) of the Credit Agreement.

12.           The Lenders party hereto hereby waive, with respect to the conversion and extension of Existing B-1 Term Loans into B-3 Term Loans pursuant to Section 2.01(f) of the Credit Agreement (as modified hereby), the requirement contained in Section 2.16(b) of the Credit Agreement for the provision of an Extension Request with respect to the B-1 Term Loans at least five (5) Business Days prior to the date on which the Lenders holding B-1 Term Loans are required to respond to the proposed conversion and extension of Existing B-1 Term Loans into B-3 Term Loans pursuant to the Fifth Amendment.

13.           Section 2.16 of the Credit Agreement is hereby further amended by inserting the following new clause (e) at the end of said Section:

                “(e) In the event that the Administrative Agent determines in its sole discretion that (i) the B-3 Term Loan Extension Amount of a given Lender was incorrectly determined as a result of manifest administrative error in the receipt and processing of a B-3 Term Loan Extension Election timely submitted by such Lender in accordance with the procedures set forth in the Fifth Amendment or (ii) the allocation of Extended Term Loans of a given Extension Series to a given Lender was incorrectly determined as a result of manifest administrative error in the receipt and processing of an Extension Election timely submitted by such Lender in accordance with the procedures set forth in the applicable Extension Amendment, then the Administrative Agent, the Borrower and such affected Lender may (and hereby are authorized to), in their sole discretion and without the consent of any other Lender, enter into an amendment to this Agreement and the other Loan Documents (each, a “Corrective Extension Amendment”) within 15 days following the Fifth Amendment Effective Date or the effective date of such Extension Amendment, as the case may be, which Corrective Extension Amendment shall (i) provide for the conversion and extension of B-1 Term Loans or other Term Loans under the applicable Existing Term Loan Tranche, as the case may be, in such amount as is required to cause such Lender to hold B-3 Term Loans or Extended Term Loans of the applicable Extension Series into which such other Term Loans were initially converted, as the case may be, in the amount such Lender would have held had such administrative error not occurred and had such Lender received the minimum allocation of the applicable Loans or Commitments to which it was entitled under the terms of the Fifth Amendment or such Extension Amendment, as the case may be, in the absence of such error, (ii) be subject to the satisfaction of such conditions as the Administrative Agent, the Borrower and such Lender may agree (including conditions of the type required to be satisfied for the effectiveness of an Extension Amendment described in Section 2.16(c)), and (iii) effect such other amendments of the type (with appropriate reference and nomenclature changes) described in clause (i), (ii), (iii) and (iv) of the last sentence of Section 2.16(c).”

14.           Section 10.22 of the Credit Agreement is hereby amended by inserting the following new clause (v) at the end of said Section:

                                                                “(v) EACH EXTENDING B-3 TERM LENDER, BY ITS EXECUTION AND DELIVERY OF THE FIFTH AMENDMENT AND ITS B-3 TERM LOAN EXTENSION ELECTION, HEREBY (I) CONFIRMS ITS AGREEMENT TO THE FOREGOING PROVISIONS OF THIS SECTION 10.22 AND (II) PURSUANT TO SECTION 5.2(C) OF THE INTERCREDITOR AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF THE INTERCREDITOR AGREEMENT AS A “TERM SECURED PARTY.”.

B.                                     Miscellaneous Provisions

1.             In order to induce the Lenders to enter into this Fifth Amendment, the Borrower, on behalf of itself and the other Loan Parties, hereby represents and warrants to each of the Lenders that, as of the Fifth Amendment Effective Date (as defined below):

(i)            the execution, delivery and performance by each Loan Party of this Fifth Amendment and the performance of the Credit Agreement (as amended hereby) have been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party and do not and will not (a) contravene the terms of any of the certificates of incorporation or by-laws (or equivalent Organization Documents) of such Loan Party, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted under Section 7.01 of the Credit Agreement), or require the payment to be made under (x) (A) any New Notes Documentation and any other indenture, mortgage, deed of trust or loan agreement evidencing Indebtedness in an aggregate principal amount in excess of the Threshold Amount or (B) any other Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (c) violate any material Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clause (b)(x), to the extent that such conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;

(ii)           this Fifth Amendment has been duly authorized, executed and delivered by each Loan Party and this Fifth Amendment and the Credit Agreement (as amended or otherwise modified hereby) constitute the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;

(iii)          the representations and warranties set forth in Article V of the Credit Agreement and in the other Loan Documents are, both immediately before and after giving effect to this Fifth Amendment, true and correct in all material respects both on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of the Fifth Amendment Effective Date unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; and

(iv)          there exists no Default or Event of Default on the Fifth Amendment Effective Date, both immediately before and after giving effect to this Fifth Amendment.

2.             (a) Except as expressly set forth herein, this Fifth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

                                (b)           On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as modified hereby.  This Fifth Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

3.             This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Fifth Amendment shall be effective as delivery of an original executed counterpart of this Fifth Amendment. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

4.             THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             (a) This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when:

(i)            the Administrative Agent shall have received executed B-3 Term Loan Extension Elections representing an aggregate principal amount of at least $400,000,000 in Existing B-1 Term Loans electing conversion to B-3 Term Loans;

(ii)           the Borrower, the Administrative Agent, the Required Lenders and each Extending B-3 Term Lender shall have signed a counterpart hereof (whether the same or different counterparts) and the Borrower, the Required Lenders and each Extending B-3 Term Lender shall have delivered (including by way of facsimile transmission) their signed counterparts to the Administrative Agent;

(iii)          the Administrative Agent shall have received a certificate attesting to the Solvency of the Loan Parties (taken as a whole) after giving effect to this Fifth Amendment, from the Chief Financial Officer of the Borrower;

(iv)          the Administrative Agent shall have received an opinion from Ropes & Gray LLP, counsel to the Loan Parties, in a form and substance reasonably acceptable to the Administrative Agent;

(v)           the Administrative Agent shall have received for the account of each of the Lenders that have requested same not later than 5:00 p.m., New York City time, on December 13, 2011 an appropriate Note executed by the Borrower, in each case in the amount, maturity and otherwise as provided in the Credit Agreement (as modified hereby);

(vi)          the Administrative Agent shall have received (A) copies of resolutions of the board of directors of each Loan Party approving and authorizing the execution, delivery and performance of this Fifth Amendment and the Loan Documents as amended by this Fifth Amendment, certified as of the Fifth Amendment Effective Date by a Responsible Officer, secretary or assistant secretary of each such Loan Party as being in full force and effect without modification or amendment and (B) good standing certificates for each Loan Party from each jurisdiction in which such Loan Party is organized;

(vii)         the Administrative Agent shall have received an acknowledgement from the ABL Collateral Agent as contemplated by Section 5.2(c) of the Intercreditor Agreement, in form and substance reasonably acceptable to the Administrative Agent;

(viii)        the Administrative Agent shall have received payment from the Borrower, for the ratable account of each Extending B-3 Term Lender, an initial yield payment in an amount equal to 1.00% of its B-3 Term Commitment as in effect on the Fifth Amendment Effective Date (prior to the termination thereof pursuant to Section 2.06(c) of the Credit Agreement), with such payment to be earned by, and payable to, each such Extending B-3 Term Lender on the Fifth Amendment Effective Date (it being understood and agreed that for tax purposes only the initial yield payment shall be treated as a payment described in Treas. Reg. Section 1.1273-2(g)(2)); and

(ix)           the Borrower shall have paid all fees and other amounts due and payable pursuant to the Loan Documents and any other fee due and payable to a Lender as may be separately agreed by the Borrower and such Lender in connection with this Fifth Amendment, including, to the extent invoiced, reimbursement or payment of reasonable out-of-pocket expenses in connection with this Fifth Amendment and the transactions contemplated hereby and any other reasonable out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

                                (b)           The Administrative Agent shall notify the Borrower and the Lenders of the Fifth Amendment Effective Date.

6.             By executing and delivering a copy hereof, each Loan Party hereby (a) consents to the terms of this Fifth Amendment and the Loan Documents (as amended by this Fifth Amendment) and agrees that the terms of this Fifth Amendment shall not affect in any way its obligations and liabilities under any Loan Document (as such Loan Documents are amended or otherwise expressly modified by this Fifth Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended or otherwise expressly modified by this Fifth Amendment) and (ii) agrees that all Loans (including, without limitation, all B-1 Term Loans, all B-2 Term Loans and all B-3 Term Loans) shall be fully guaranteed pursuant to the Guaranty to which it is party in accordance with the terms and provisions thereof and shall be fully secured pursuant to the applicable Collateral Documents.

7.             From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

*         *         *

IN WITNESS WHEREOF, the undersigned have caused this Fifth Amendment to be duly executed and delivered as of the date first above written.

MICHAELS STORES, INC.

By:	/s/ Charles M. Sonsteby
	Name:	Charles M. Sonsteby
	Title:	Chief Administrative Officer and Chief Financial Officer

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

Signature page to Michaels Stores Fifth Amendment

Each of the undersigned Guarantors acknowledges and agrees to the terms of the Fifth Amendment.

AARON BROTHERS, INC.

By:	/s/ Charles M. Sonsteby
	Name:	Charles M. Sonsteby
	Title:	President—Chief Administrative Officer
and Chief Financial Officer

MICHAELS FINANCE COMPANY, INC.

By:	/s/ Charles M. Sonsteby
	Name:	Charles M. Sonsteby
	Title:	President—Chief Administrative Officer
and Chief Financial Officer

MICHAELS STORES PROCUREMENT COMPANY, INC.

By:	/s/ Charles M. Sonsteby
	Name:	Charles M. Sonsteby
	Title:	Chief Administrative Officer
and Chief Financial Officer

MICHAELS STORES CARD SERVICES, LLC

By:	/s/ Charles M. Sonsteby
	Name:	Charles M. Sonsteby
	Title:	President—Chief Administrative Officer
and Chief Financial Officer

ARTISTREE, INC.

By:	/s/ Charles M. Sonsteby
	Name:	Charles M. Sonsteby
	Title:	Chief Administrative Officer
and Chief Financial Officer

MICHAELS OF CANADA, ULC

By:	/s/ Charles M. Sonsteby
	Name:	Charles M. Sonsteby
	Title:	Chief Administrative Officer
and Chief Financial Officer

Signature page to Michaels Stores Fifth Amendment

SIGNATURE PAGE TO THE FIFTH AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 31, 2006, AMONG MICHAELS STORES, INC., DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., AS SYNDICATION AGENT, BANK OF AMERICA, N.A. AND CREDIT SUISSE, AS CO-DOCUMENTATION AGENTS AND VARIOUS LENDERS PARTY THERETO

By executing this signature page:

A.                                   as an existing Lender that is an Extending B-3 Term Lender, the undersigned institution agrees (i) to the terms of the Fifth Amendment and the Credit Agreement (as amended by the Fifth Amendment) and (ii) on the terms and subject to the conditions set forth in the Fifth Amendment and the Credit Agreement (as amended by the Fifth Amendment), to extend and convert all or a portion of its Existing B-1 Term Loans in the amount reflected below under the heading “Amount of Existing B-1 Term Loans to be Extended”; and

B.                                     as an existing Lender that is not an Extending B-3 Term Lender (any such Lender, a “Non-Extending Term Lender”), the undersigned institution agrees to the terms of the Fifth Amendment and the Credit Agreement (as amended by the Fifth Amendment), but NOT to extend and convert any of its Existing B-1 Term Loans into B-3 Term Loans.

NAME OF LENDER:

Executing as an EXTENDING B-3 TERM LENDER:

By:
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Credit Agreement Reference	Principal amount of Existing B-1 Term Loans held by Extending B-3 Term Lender	Amount of Existing B-1 Term Loans to be Extended
Deal CUSIP - 594088AC0	$	$

Signature page to Michaels Stores Fifth Amendment

NAME OF LENDER:

Executing as a NON-EXTENDING TERM LENDER:

By:
Name:
Title:

For any Lender requiring a second signature line:

By:
Name:
Title:

Signature page to Michaels Stores Fifth Amendment